SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: May 21, 1998
(Date of earliest event reported)

Commission File No. 33-92950



                       Chase Mortgage Finance Corporation
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        Delaware                                        52-1495132
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(State of Incorporation)                    (I.R.S. Employer Identification No.)


343 Thornall Street
Edison, New Jersey                                         08837
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Address of principal executive offices                   (Zip Code)



                                 (732) 205-0600
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               Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.   Other Events

          Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by PaineWebber Incorporated and by Credit Suisse First Boston Corporation, which are hereby filed pursuant to such letter.

ITEM 7.  Financial Statements and Exhibits
         ---------------------------------

         (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                      Description
-----------                      ------------

(99)(a)                          Computational Materials
                                 prepared by PaineWebber
                                 Incorporated in connection
                                 with Chase Mortgage Finance
                                 Corporation, Multi-Class Mortgage
                                 Pass-Through Certificates, Series 1998-S1

(99)(b)                          Computational Materials
                                 prepared by Credit Suisse First
                                 Boston Corporation in connection with
                                 Chase Mortgage Finance Corporation,
                                 Multi-Class Mortgage Pass-Through
                                 Certificates, Series 1998-S1

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CHASE MORTGAGE FINANCE CORPORATION


May 21, 1998

                                               By: /s/ Michael P. Katz
                                                   -----------------------------
                                                   Name:  Michael P. Katz
                                                   Title: Senior Vice President

                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.         Description                                   Electronic (E)
-----------         -----------                                   --------------

  (99)(b)           Computational Materials                              P
                    prepared by PaineWebber Incorporated
                    in connection with Chase Mortgage Finance
                    Corporation, Multi-Class Mortgage
                    Pass-Through Certificates, Series 1998-S1


  (99)(b)           Computational Materials                              P
                    prepared by Credit Suisse First Boston
                    Corporation in connection with Chase Mortgage
                    Finance Corporation, Multi-Class Mortgage
                    Pass-Through Certificates, Series 1998-S1